Filed Pursuant to Rule 497(e)
File No: 333-172080

Jackson Square SMID-Cap Growth Fund
Investor Class (JSMVX)
Institutional Class (JSMTX)
IS Class (DCGTX)

Supplement dated June 5, 2025
to the Summary Prospectus, Prospectus, and Statement of Additional Information
dated February 28, 2025, as previously supplemented

Effective June 13, 2025, Ian Ferry will no longer serve as portfolio manager of the Jackson Square SMID-Cap Growth Fund (the “SMID-Cap Fund”). All references to Mr. Ferry as a portfolio manager of the SMID-Cap Fund are deleted effective as of June 13, 2025.
Additionally, Kenneth F. Broad, CFA, has announced his plans to retire from Jackson Square around the end of 2025. Mr. Broad will continue to serve as portfolio manager primarily responsible for the day-to-day management of the SMID-Cap Fund until his retirement, and Jackson Square has begun the process of planning for the SMID-Cap Fund’s portfolio manager transition.

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Please retain this supplement for your reference.